UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 24, 2001
                        (Date of earliest event reported)


                             LASV ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                        0-22310                     33-0564327
(State or other              (Commission File No.)            (IRS Employer
jurisdiction of                                             Identification No.)
 incorporation)


         201 1736 152nd Street, Surrey, British Columbia Canada V4A 4N4 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 541-6253











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Item 5   Other Events

STOCK CONSOLIDATION
----------------------
By action of the Board of Directors of registrant, the registrant's common stock, par value $.001, will be reverse split 1-for-five effective January 24, 2001.

The total number of shares issued and outstanding prior to the reverse split was 29,609,211. The post-reverse total number of shares of common stock will be 5,921,842.

Company Name
------------
Registrant's name will remain the same.

Trading Symbol
--------------
The new trading symbol is LASV.

CUSIP Number
------------
The new CUSIP number is 518136 20 5

Recapitalization ratio
----------------------
One new share for every five existing shares.

Transfer Agent
--------------
Transfer Agent for registrant's common stock is Corporate Stock Transfer, Denver, Colorado, (303) 282-4800.

Effective date
--------------
Effective date for the change is January 24, 2001

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LASV ENTERPRISES, INC.
                                            (Registrant)


                                           /s/ Timothy Metz
Dated: January 24, 2001                By: -------------------------
                                           Timothy Metz
                                           President